Trade and Other Payables	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Trade and Other Payables
21. TRADE AND OTHER PAYABLES

	December 31, 2020	December 31, 2019
Trade payables	32,437	18,725
Payables to third-party sellers on the marketplace platform	9,437	1,912
Payables under the reverse factoring program	223	—
Payroll payables, including related taxes	372	299
Other payables	154	306

Total	42,623	21,242

Current	42,545	21,242
Non-current	78	—
The average credit period on domestic purchases of certain goods is 1-4 months. No interest is charged on the trade payables from the invoice received. Information about the Group’s exposure to currency and liquidity risk in relation to its trade and other payables is included in note 26.
The Group participates in a reverse factoring program under which its suppliers may elect to receive early payment of their invoice from a bank by factoring their receivable from the Group. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Group and receives settlement from the Group at a later date. From the Group’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that are not participating.
The Group has not derecognized the original liabilities to which the arrangement applies because neither a legal release was obtained nor the original liability was substantially modified on entering into the arrangement. The Group includes the amounts factored by suppliers within trade payables because the nature and function of the financial liability remain the same as those of other trade payables.
The payments to the bank are included within operating cash flows because they continue to be part of the normal operating cycle of the Group and their principal nature remains operating. The payments to a supplier by the bank are considered non-cash
transactions.